SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                December 31, 1997


                              CAVALIER HOMES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



              1-9792                                       63-0949734
      (Commission File No.)                    (IRS Employer Identification No.)



Highway 41 North and Cavalier Road
        Addison, Alabama                                     35540
     (Address of principal                                 (Zip Code)
       executive offices)

                                 (205) 747-0044
               (Registrant's telephone number including area code)


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Item 7. Financial Statements and Exhibits

         On December 31, 1997, Crimson Acquisition Corp., a Mississippi corporation and wholly owned subsidiary of the Company, merged with and into Belmont Homes, Inc., a Mississippi corporation ("Belmont"), and Belmont became a wholly owned subsidiary of the Company (the "Merger"). This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company on January 15, 1998, and includes as additional items and exhibits certain financial statements regarding the Company and Belmont, and related consents of independent auditors, as further specified below.

         (a)      Financial Statements of the Business Acquired

                  (3) The Bellcrest Homes, Inc. Statement of Income for the Year
Ended December 31, 1995 and Independent Auditors' Report, which were contained in Pages F-25 through F-29 of the Joint Proxy Statement and Prospectus (the "Prospectus") of Belmont Homes, Inc. and Cavalier Homes, Inc. ("Cavalier") that was included in the Registration Statement on Form S-4 of Cavalier, Registration No. 333-41319, filed with the Securities and Exchange Commission (the
"Commission") on December 2, 1997 (the "Cavalier Registration Statement"), are incorporated herein by reference.

         (c)      Exhibits

Exhibit No.                         Description
-----------                        -------------
23.1           Consent of Deloitte & Touche LLP.

23.2           Consent of KPMG Peat Marwick LLP.

23.3           Consent of Alday, Tillman, Wright & Giles, P.C.

27             Article 5 - Financial  Data  Schedule for Form 8-K/A submitted as
               Exhibit 27 for EDGAR filing only (attached as last exhibit).

99.1 Cavalier Homes, Inc. and subsidiaries Consolidated Balance Sheets as of December 31, 1997 and 1996, and Related Consolidated Statements of Income, Stockholders' Equity, and Cash Flows for Each of the Three Years in the Period Ended December 31, 1997 and Independent Auditors' Report.

99.2 The Belmont Homes,Inc. Consolidated Balance Sheets as of December 31, 1995 and 1996, and Related Consolidated Statements of Income, Stockholders' Equity and Cash Flows for Each of the Three Years in the Period Ended December 31, 1996 and Independent Auditors' Report, which were contained in pages F-2 through F-20 of the Prospectus that was included in the Cavalier Registration
               Statement and which are incorporated by reference into the Current Report on Form 8-K of Cavalier originally filed with the Commission on January 15, 1998, as Item 7(a)(1) thereof.

99.3 The Belmont Homes, Inc. Unaudited Condensed Quarterly Balance Sheet as of September 30, 1997, and the Unaudited Condensed Consolidated Statements of Income and Cash Flows for the nine months ended September 30, 1997 and September 30, 1996, which were contained in pages F-21 through F-24 of the Prospectus that was included in the Cavalier Registration Statement, and which are incorporated by reference into the Current Report on Form 8-K of Cavalier originally filed with the Commission on January 15, 1998, as Item 7(a)(2) thereof.

99.4 The Bellcrest Homes, Inc. Statement of Income for the Year Ended December 31, 1995 and Independent Auditors' Report, which were contained in Pages F-25 through F-29 of the Prospectus that was included in the Cavalier Registration Statement, and which are incorporated by reference into the Current Report on Form 8-K of Cavalier originally filed with the Commission on January 15, 1998, as Item 7(a)(3) thereof.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                        CAVALIER HOMES, INC.


                                                  By:  /s/ Michael R. Murphy
                                                     ---------------------------
                                                           Michael R. Murphy
                                                          Principal Accounting
                                                          and Financial Officer

Date: March 16, 1998












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                                    Exhibits

Exhibit No.                                 Description
-----------                                -------------
23.1           Consent of Deloitte & Touche LLP.

23.2           Consent of KPMG Peat Marwick LLP.

23.3           Consent of Alday, Tillman, Wright & Giles, P.C.

27             Article 5 - Financial  Data  Schedule for Form 8-K/A submitted as
               Exhibit 27 for EDGAR filing only (attached as last exhibit).

99.1 Cavalier Homes, Inc. and subsidiaries Consolidated Balance Sheets as of December 31, 1997 and 1996, and Related Consolidated Statements of Income, Stockholders' Equity, and Cash Flows for Each of the Three Years in the Period Ended December 31, 1997 and Independent Auditors' Report.

99.2 The Belmont Homes, Inc. Consolidated Balance Sheets as of December 31, 1995 and 1996, and Related Consolidated Statements of Income, Stockholders' Equity and Cash Flows for Each of the Three Years in the Period Ended December 31, 1996 and Independent Auditors' Report, which were contained in pages F-2 through F-20 of the Prospectus that was included in the Cavalier Registration Statement and which are incorporated by reference into the Current Report on Form 8-K of Cavalier originally filed with the Commission on January 15, 1998, as Item 7(a)(1) thereof.

99.3 The Belmont Homes, Inc. Unaudited Condensed Quarterly Balance Sheet as of September 30, 1997, and the Unaudited Condensed Consolidated Statements of Income and Cash Flows for the nine months ended September 30, 1997 and September 30, 1996, which were contained in pages F-21 through F-24 of the Prospectus that was included in the Cavalier Registration Statement, and which are incorporated by reference into the Current Report on Form 8-K of Cavalier originally filed with the Commission on January 15, 1998, as Item 7(a)(2) thereof.

99.4 The Bellcrest Homes, Inc. Statement of Income for the Year Ended December 31, 1995 and Independent Auditors' Report, which were contained in Pages F-25 through F-29 of the Prospectus that was included in the Cavalier Registration Statement, and which are incorporated by reference into the Current Report on Form 8-K of Cavalier originally filed with the Commission on January 15, 1998, as Item 7(a)(3) thereof.




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